VANGUARD
NEW JERSEY
TAX-FREE FUND

Annual Report - November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

         We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

         But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

         They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                    [PHOTO]

John C. Bogle                              John J. Brennan
Chairman                                   President



CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . .        1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . .        4
REPORT FROM THE ADVISER . . . . . . . . . . . . . . .        6
PERFORMANCE SUMMARIES . . . . . . . . . . . . . . . .        8
PORTFOLIO PROFILES  . . . . . . . . . . . . . . . . .       10
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . .       13
REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . . . . .       26

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

           During the twelve months ended November 30--Vanguard New Jersey Tax-Free Fund's 1997 fiscal year--the prices of tax-exempt bonds edged higher, reflecting a modest decline in long-term interest rates in the face of continued mild inflation. Short-term interest rates, on the other hand, moved slightly higher.

           In this environment, the +3.3% return of our Money Market Portfolio exceeded the 3.0% return of its peers, while the +6.4% return of our Insured Long-Term Portfolio matched the return earned by its peers. The table at right presents each Portfolio's twelve-month return, as well as its income and capital components.

           The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.64 per share on November 30, 1996, to $11.72 per share on November 30, 1997, adjusted for dividends totaling $0.608 per share from net investment income and distributions totaling $0.032 per share from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Portfolio's yield stood at 4.70%, the Money Market Portfolio's yield at 3.50%.

----------------------------------------------------------------
                                 COMPONENTS OF TOTAL RETURNS
                            FISCAL YEAR ENDED NOVEMBER 30, 1997
                           -------------------------------------
PORTFOLIO                    INCOME         CAPITAL       TOTAL
----------------------------------------------------------------
Money Market                  +3.3%            0.0%       +3.3%
Insured Long-Term             +5.4            +1.0        +6.4
----------------------------------------------------------------

FISCAL 1997 PERFORMANCE OVERVIEW

Steady economic growth teamed with low inflation to create a near-perfect environment for investors over the past twelve months. Interest rates began the period heading higher, a climb that was punctuated in March when the Federal Reserve Board raised its target for short-term rates by 25 basis points. However, that small increase was the only Fed action of the year. After peaking in mid-April, the yield on the benchmark U.S. Treasury long-term bond headed down to end the twelve months at 6.05%, more than one full percentage point lower than its apex of 7.17% on April 14. Yields on high-grade, long-term municipal bonds ended the period at 5.36%, down from 5.66% at the end of November 1996. Yields on top-grade short-term (MIG-1) notes rose on balance to 3.80% from 3.55% a year earlier.

           While the economic environment was kind to bonds, it truly worked wonders for equities. Low inflation, continued strong growth in corporate earnings, and a record level of consumer confidence combined to drive stocks upward. Despite a severe shock in late October, the Standard & Poor's 500 Composite Stock Price Index posted a return of +28.5% for the fiscal year ended November 30.

           This year's generally placid interest-rate environment marked the second straight year of relative tranquillity in the bond market. However, we need not look far back for evidence that calm is by no means a constant in the bond market. During fiscal 1995, bond prices soared as interest rates fell sharply. Just the opposite was true during 1994, when the bond market suffered one of its worst years ever. For bond fund investors, the important lesson is that fluctuations in bond (and bond fund) prices, which can have a significant impact on returns from year to year, tend to wash away over longer periods, leaving the rate of interest income--the coupon--as the dominant source of long-term returns.

           The +6.4% annual total return for the New Jersey Insured Long-Term Portfolio matched that of the average New Jersey municipal bond fund, but fell behind the +7.2% return of the Lehman Brothers Municipal Bond Index. This "all-state" Index is a tough standard for any single state tax-free fund, existing, as it does, outside the real world of operating expenses and transaction costs. Our total return received a slight boost from the price increase engendered by the decline in interest rates, but the lion's share of our return during the twelve months came from interest income. The +3.3% return of our Money Market Portfolio, all of which came from interest income, outpaced the +3.0% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For New Jersey residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these advantages, investors in the New Jersey Insured Long-Term Portfolio who are taxed at the highest combined federal-state marginal tax rate can earn 59% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the yield of MIG-1 notes at the end of the fiscal year was 31% higher than the after-tax yield of three-month U.S. Treasury bills. Put another way, a yield of 5.4% on a tax-exempt long-term portfolio would be the equivalent of a 9.6% taxable yield to New Jersey taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.8%, the taxable equivalent would be 6.7%. These advantages are truly remarkable, as reflected in the table at left, which generally compares the annual net income earned on tax-exempt and taxable securities as of November 30, 1997, assuming a $100,000 investment.

-------------------------------------------------------------------------
                                           ILLUSTRATION OF INCOME ON A
                                         HYPOTHETICAL $100,000 INVESTMENT
                                        ---------------------------------
                                        SHORT-TERM             LONG-TERM
-------------------------------------------------------------------------
Taxable gross income                     $ 5,200                $ 6,100
Less taxes (43.5%)                        (2,300)                (2,700)
Net after-tax income                       2,900                  3,400
-------------------------------------------------------------------------
Tax-exempt income                         $3,800                $ 5,400
-------------------------------------------------------------------------
Tax-exempt income advantage               $  900                $ 2,000
-------------------------------------------------------------------------
Percentage advantage                          31%                    59%
-------------------------------------------------------------------------

The illustration assumes current yields (as of November 30, 1997) of 6.1% for long-term U.S. Treasury bonds, 5.2% for U.S. Treasury bills, 5.4% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6% and the top state tax rate of 6.4%; local taxes are not considered. This illustration is not intended to represent future results.

           We emphasize that these examples ignore two important differences in credit quality between state-specific municipal bond funds and U.S. Treasury bond funds: (1) Treasuries are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

           For our Insured Long-Term Portfolio, the added credit risk is substantially mitigated by private insurance, which in effect guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.

           Because portfolio insurance is generally not available for short-term securities, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. This Group scrutinizes the credit quality of our holdings, which on average have earned Moody's Investors Service's highest quality rating. That said, we point out that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The accompanying table compares the longer-term performance of our Portfolios with those of their average peer mutual funds. It also illustrates our performance edge over our competitors--a difference we call the "Vanguard Advantage."

           Our expense-ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (annual expenses as a percentage of average net assets) of about 0.20%, compared with the 1.04% expense ratio of the average competitive long-term state tax-free fund, and 0.60% for the average state tax-free money market fund. This cost savings, which flows directly to our shareholders, has been available year after year, and we expect it to continue to aid us in our goal of providing returns that exceed those of our competitive norms. Vanguard Fixed Income Group plays a key role too, managing the Portfolios ably and maintaining a level of investment quality that we believe is without peer in the industry.

----------------------------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                             FEBRUARY 3, 1988,* TO NOVEMBER 30, 1997
                           -------------------------------------------------------------------------
                                     AVERAGE                            FINAL VALUE OF A
                                   ANNUAL RATE                    $10,000 INITIAL INVESTMENT**
                           -------------------------------------------------------------------------
                                            AVERAGE                         AVERAGE
                           VANGUARD        COMPETING       VANGUARD        COMPETING        VANGUARD
PORTFOLIO                  PORTFOLIO         FUND          PORTFOLIO         FUND          ADVANTAGE
----------------------------------------------------------------------------------------------------
Money Market                 +3.9%           +3.8%          $14,629         $14,373         $   256
Insured Long-Term            +8.2            +7.6            21,659          20,624           1,035
----------------------------------------------------------------------------------------------------

 *Fund inception.

**Assuming reinvestment of all income dividends and capital gains distributions.

           Over the past several years--indeed, on balance for more than 15 years--bond investors have benefited from returns that are above historical averages. Because long-term yields are at lower levels today than for most of the recent past, it is virtually certain that returns for the next decade will not match those of the past decade.


IN SUMMARY

Bond investors have enjoyed a long period of generally declining interest rates, while stock investors have experienced a stretch that is nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an ever-present element of investing, even when the markets are providing generous rewards.

           That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.

/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Chairman of the Board                       President

December 19, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997


U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

           Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

           Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

---------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1997
                                           --------------------------------------
                                           1 YEAR          3 YEARS        5 YEARS
---------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                             28.5%            31.1%          20.2%
  Russell 2000 Index                        23.4             22.7           16.8
  MSCI EAFE Index                           -0.1              6.5           11.6
---------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                7.6%            10.3%           7.6%
  Lehman 10-Year Municipal Bond Index        7.1             10.3            7.5
  Salomon Brothers Three-Month
   U.S. Treasury Bill Index                  5.2              5.4            4.7
---------------------------------------------------------------------------------
OTHER
  Consumer Price Index                       1.8%             2.6%           2.6%
---------------------------------------------------------------------------------

           While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

           The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

           By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER


Long-term tax-exempt bonds enjoyed a light tailwind in the 12 months ended November 30, 1997, the fiscal year for Vanguard New Jersey Tax-Free Fund. A slight decline in bond yields raised the prices of existing bonds, augmenting returns from interest income. Yields on short-term tax-exempt securities rose slightly on balance over the year.

THE INSURED LONG-TERM PORTFOLIO

For the Insured Long-Term Portfolio, fiscal 1997 was another period of positive performance. As in the previous fiscal year, most of our return represented coupon income derived from Portfolio holdings. Because of Vanguard's characteristically low expense ratio--0.18% of average net assets in fiscal 1997--the vast majority of the gross interest collected by the Portfolio flows through to shareholders.

           During the fiscal year, yields on 30-year high-quality municipal securities fell 0.20 percentage point, from 5.45% to 5.25%. In comparison, the yield on the 30-year U.S. Treasury bond declined 0.30 percentage point, from 6.35% to 6.05%. Despite the relatively narrow difference between yields at the beginning and end of the year, the path was far from direct.

           During the first half of the year, robust expansion of the U.S. economy and steady job growth caused concern among fixed-income investors that inflation would accelerate. Yields rose, and in April the yield on the 30-year Treasury bond peaked at 7.17%. However, inflation remained in check, and investors came to welcome the economy's steady growth as sustainable without upward price pressure. This led to a rally in bond prices after midyear. Later, the bond market got an additional boost from a dramatic meltdown in Asian currency and equity markets. This instability triggered a "flight to quality" in which many investors bought U.S. Treasury securities, pushing yields even lower. (A "flight to quality" is a movement of capital to the safest investments as people seek to protect themselves from loss during an unsettling period in a market.)

           Two factors in the tax-exempt bond market have led to tightened yield differentials between bond sectors. First, the current environment of low interest rates has prompted many fixed-income investors to stretch for additional yield by purchasing low-quality securities. This additional demand has reduced the interest-rate premium that investors normally require before they will buy bonds with poorer credit quality. Second, the increased use of municipal bond insurance by issuers to boost the credit quality of their securities reduced the availability of low-investment-grade securities. Today, approximately 50% of all new municipal bond issues are insured and carry an AAA rating.

           The combination of increased demand for and diminished supply of lower-quality securities has caused a dramatic decline in the yield spreads between tax-exempt bonds of higher and lower credit quality. For example, at the beginning of fiscal 1997, an investor could receive 0.75 percentage point of additional income for purchasing the lowest-quality investment-grade municipal bond rather than the highest-quality bond. By November 30, that spread had fallen to only 0.35 percentage point. We do not expect a continued tightening of quality spreads, but we cannot predict when spreads might widen. In the meantime, shareholders in the Insured Long-Term Portfolio are getting the highest credit quality while giving up very little in incremental yield.

           Vanguard's low-cost structure proved its value during the fiscal year as investors tended to stretch further for yield and reduced their credit protection. The powerful advantage of our low expense ratio--0.18% versus 1.04% for the average long-term state tax-free fund--allows more tax-exempt investment income to flow directly to shareholders without requiring us to incur higher credit risk. Cost has been especially important in recent years when income, not capital change, has accounted for the majority of return for fixed-income investments. Over the long-term, low expenses correlate directly with superior portfolio performance.

           In summary, we think that the current environment bodes well for tax-exempt investors. With moderate economic growth and subdued inflation, fixed-income investments offer a consistent, durable return, which provides an important anchor to windward in a diversified portfolio. In this realm, the Insured Long-Term Portfolio offers the advantages of low expenses, high credit quality, and income that is exempt from both state and federal taxes. It is a combination difficult to surpass.

THE MONEY MARKET PORTFOLIO

Yields on one-year, tax-exempt money market instruments remained essentially unchanged during the second half of the fiscal year, despite the onset of summer's busy municipal borrowing season. The benchmark one-year MIG-1 note closed the fiscal year with a yield of 3.80%, up 0.25 percentage point from the yield at the start of the period. By way of comparison, we note that the yield on one-year U.S. Treasury bills rose only 0.14 percentage point on balance over the fiscal year, finishing with a yield of 5.49%. This increase was marginal despite an increase of 0.25 percentage point in the federal funds rate engineered in March by the Federal Reserve Board's Open Market Committee. The net result of these market movements was a more favorable environment for municipal money market investors, as the ratio of one-year MIG-1 note yields to yields on one-year Treasuries rose from 66.4% at the start of the fiscal year to 69.2% at its end.

           The Money Market Portfolio is positioned neutrally as we begin the new fiscal year. This strategy affords the Portfolio maximum flexibility in the face of uncertainty, as the financial markets weigh the strength demonstrated by the U.S. economy against the potential impact of continued economic turmoil in Asia. What is certain, however, is that Vanguard New Jersey Tax-Free Fund will continue to be managed conservatively with an emphasis on high quality. This will allow the consistency and durability of Vanguard's low expenses to work on behalf of our shareholders.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 19, 1997

INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by New Jersey state, county, and municipal governments.

PERFORMANCE SUMMARY
Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-NOVEMBER 30, 1997

---------------------------------------------------------------
                   MONEY MARKET PORTFOLIO               AVERAGE
                                                         FUND*
FISCAL        CAPITAL        INCOME        TOTAL         TOTAL
YEAR          RETURN         RETURN        RETURN        RETURN
---------------------------------------------------------------
1988           0.0%           4.2%          4.2%          4.3%
1989           0.0            6.3           6.3           6.4
1990           0.0            5.8           5.8           5.8
1991           0.0            4.5           4.5           4.5
1992           0.0            3.0           3.0           2.8
1993           0.0            2.3           2.3           2.0
1994           0.0            2.5           2.5           2.2
1995           0.0            3.6           3.6           3.3
1996           0.0            3.2           3.2           2.9
1997           0.0            3.3           3.3           3.0
---------------------------------------------------------------

*Average New Jersey Tax-Exempt Money Market Fund.

See Financial Highlights table on page 22 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: FEBRUARY 3, 1988-NOVEMBER 30, 1997
----------------------------------------------------------

                                         AVERAGE NEW JERSEY
                                              TAX-EXEMPT
                MONEY MARKET PORTFOLIO    MONEY MARKET FUND
2/3/88                  10000                    10000
1988 02                 10031                    10031
1988 05                 10150                    10150
1988 08                 10278                    10283
1988 11                 10420                    10430
1989 02                 10573                    10570
1989 05                 10752                    10761
1989 08                 10917                    10932
1989 11                 11079                    11095
1990 02                 11237                    11234
1990 05                 11402                    11409
1990 08                 11559                    11575
1990 11                 11721                    11740
1991 02                 11869                    11865
1991 05                 12001                    12014
1991 08                 12127                    12134
1991 11                 12253                    12263
1992 02                 12360                    12342
1992 05                 12458                    12451
1992 08                 12541                    12520
1992 11                 12626                    12602
1993 02                 12702                    12647
1993 05                 12774                    12728
1993 08                 12845                    12783
1993 11                 12919                    12854
1994 02                 12986                    12891
1994 05                 13061                    12975
1994 08                 13141                    13039
1994 11                 13241                    13136
1995 02                 13355                    13217
1995 05                 13482                    13352
1995 08                 13598                    13450
1995 11                 13717                    13565
1996 02                 13829                    13642
1996 05                 13940                    13762
1996 08                 14047                    13851
1996 11                 14159                    13957
1997 02                 14270                    14035
1997 05                 14389                    14161
1997 08                 14507                    14258
1997 11                 14629                    14373

--------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                           -----------------------------------------
                                                                             SINCE     FINAL VALUE OF A
                                            1 YEAR          5 YEARS        INCEPTION  $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
Money Market Portfolio                       3.32%           2.99%           3.95%           $14,629
Average New Jersey Tax-Exempt
   Money Market Fund                         2.98            2.66            3.76             14,373
--------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*

-------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                           INCEPTION                                      -----------------------------------
                              DATE           1 YEAR          5 YEARS         CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------
Money Market Portfolio     2/3/1988          3.29%            2.96%           0.00%        3.96%        3.96%
-------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-NOVEMBER 30, 1997

-----------------------------------------------------------------------------------
                                   INSURED LONG-TERM PORTFOLIO              LEHMAN*
FISCAL                      CAPITAL         INCOME           TOTAL           TOTAL
YEAR                        RETURN          RETURN          RETURN          RETURN
------------------------------------------------------------------------------------
1988                         0.1%            5.9%            6.0%              5.3%
1989                         4.4             7.4            11.8              11.0
1990                         0.7             7.0             7.7               7.7
1991                         2.3             6.7             9.0              10.3
1992                         4.1             6.4            10.5              10.0
1993                         6.6             5.9            12.5              11.1
1994                       -11.2             5.1            -6.1              -5.2
1995                        13.3             6.4            19.7              18.9
1996                        -0.7             5.4             4.7               5.9
1997                         1.0             5.4             6.4               7.2
------------------------------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: FEBRUARY 3, 1988-NOVEMBER 30, 1997
------------------------------------------------------------

             INSURED LONG-TERM          AVERAGE NEW JERSEY          LEHMAN MUNICIPAL
                PORTFOLIO                  MUNICIPAL FUND             BOND INDEX
2/3/88              10000                   10000                        10000
1988 02             10108                   10107.929                    10108
1988 05             9987                    9849.1660176                 10037
1988 08             10278                   10148.580664535              10259
1988 11             10598                   10505.810703927              10532
1989 02             10858                   10743.242025835              10736
1989 05             11388                   11183.081097615              11192
1989 08             11484                   11321.751303226              11386
1989 11             11850                   11611.588136588              11692
1990 02             11847                   11658.034489134              11837
1990 05             12071                   11849.226254756              12011
1990 08             12107                   11904.917618154              12117
1990 11             12758                   12465.639237969              12592
1991 02             13154                   12788.499294232              12928
1991 05             13427                   13108.211776588              13222
1991 08             13695                   13451.646925134              13545
1991 11             13907                   13739.512169332              13884
1992 02             14274                   14065.138607746              14219
1992 05             14572                   14388.636795724              14520
1992 08             15164                   14929.649539243              15057
1992 11             15365                   15087.903824359              15275
1993 02             16495                   16071.635153707              16175
1993 05             16650                   16158.421983537              16257
1993 08             17280                   16816.069758267              16894
1993 11             17290                   16831.204221049              16968
1994 02             17386                   16896.845917512              17070
1994 05             16962                   16334.180948458              16658
1994 08             17230                   16585.727335065              16924
1994 11             16236                   15588.925122227              16082
1995 02             17865                   16896.835939982              17398
1995 05             18580                   17571.019693987              18182
1995 08             18669                   17694.016831845              18426
1995 11             19427                   18378.775283238              19123
1996 02             19597                   18509.264587749              19321
1996 05             19219                   18177.948751628              19012
1996 08             19583                   18506.969624033              19391
1996 11             20350                   19245.397712031              20247
1997 02             20463                   19332.002001736              20385
1997 05             20669                   19505.990019751              20587
1997 08             21196                   20022.898755275              21185
1997 11             21659                   20624                        21699


-----------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                           ----------------------------------------
                                                                             SINCE        FINAL VALUE OF A
                                            1 YEAR          5 YEARS        INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                  6.40%           7.10%           8.19%             $21,659
Average New Jersey Municipal Fund            6.44            6.38            7.65               20,624
Lehman Municipal Bond Index                  7.17            7.27            8.21               21,699
-----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*

-----------------------------------------------------------------------------------------------------------
                                                                                    SINCE INCEPTION
                                     INCEPTION                                -----------------------------
                                        DATE        1 YEAR       5 YEARS      CAPITAL    INCOME     TOTAL
-----------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio          2/3/1988       8.20%        7.17%        1.95%      6.29%      8.24%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
---------------------------------
Yield                        3.5%
Average Maturity          56 days
Average Quality             MIG-1
Expense Ratio               0.20%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------
MIG-1/SP-1+                                   55.1%
A-1/P-1                                       20.4
AAA/AA                                        17.7
A                                              6.8
----------------------------------------------------
Total                                        100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
---------------------------------
Number of Issues              179
Yield                        4.7%
Yield to Maturity            4.8%
Average Coupon               5.4%
Average Maturity        9.4 years
Average Quality               AAA
Average Duration        6.8 years
Expense Ratio               0.18%
Cash Reserves                0.8%


INVESTMENT FOCUS
---------------------------------

[GRAPH]


VOLATILITY MEASURES
------------------------------------------------
                 INSURED LONG-TERM        LEHMAN
                         PORTFOLIO        INDEX*
------------------------------------------------
R-Squared                     0.97          1.00
Beta                          1.12          1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                      94.2%
AA                                        5.8
A                                         0.0
BBB                                       0.0
BB                                        0.0
B                                         0.0
Not Rated                                 0.0
----------------------------------------------
Total                                   100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------
Under 1 Year                              6.7%
1-5 Years                                16.2
5-10 Years                               42.4
10-20 Years                              28.2
20-30 Years                               6.5
Over 30 Years                             0.0
----------------------------------------------
Total                                   100.0%

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE           MARKET
                                                                                 MATURITY             AMOUNT           VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
------------------------------------------------------------------------------------------------------------------------------
Bedminster Township NJ BAN                                              4.00%   1/20/1998          $     900         S    900
Bergen County NJ Util. Auth.                                            7.75%   3/15/1998 (Prere.)     1,750            1,770
Chatham Township NJ BAN                                                 4.25%   4/17/1998              7,539            7,547
Chatham Township NJ Special Emergency Notes                             4.25%   4/17/1998                 48               48
Cherry Hill Township NJ BAN                                             4.50%  10/14/1998             21,134           21,258
Clifton NJ BAN                                                          4.00%   3/12/1998              2,500            2,502
Clifton NJ TAN                                                          4.25%   2/13/1998              4,900            4,904
Cranbury Township NJ BAN                                                4.00%   3/11/1998              2,800            2,802
Englewood NJ BAN                                                        4.25%   7/16/1998              5,107            5,120
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO                3.65%   12/3/1997 LOC         28,750           28,750
Fairfield Township NJ BAN                                              4.125%   3/24/1998              3,167            3,171
Florham Park Borough NJ BAN                                             4.25%   11/6/1998              3,506            3,522
Franklin Township NJ BAN                                                4.25%   5/29/1998              1,266            1,268
Gloucester County NJ PCR VRDO
   (Mobil Oil Refining Corp. Project)                                   3.65%   12/3/1997             20,200           20,200
Hackensack City NJ BAN                                                  4.00%  12/18/1997              6,178            6,178
Lawrence Township NJ BAN                                                4.25%   11/6/1998              8,410            8,445
Linden City NJ BAN                                                      4.40%   6/17/1998              3,000            3,006
Livingston Township NJ Auth.                                            3.78%    2/4/1998              2,840            2,840
Mahwah Township NJ BAN                                                  4.25%   8/21/1998              3,500            3,511
Mercer County NJ GO                                                     4.25%   3/12/1998             18,070           18,095
Middlesex County NJ BAN                                                 4.00%   1/27/1998             25,000           25,018
Middlesex County NJ TAN                                                 4.00%   2/18/1998             11,400           11,411
Monmouth County NJ BAN                                                 4.375%   8/27/1998              3,900            3,917
Monmouth County NJ GO                                                   4.00%    8/1/1998              1,500            1,502
Monmouth County NJ GO (County College)                                  4.00%    8/1/1998                730              731
Monmouth County NJ VRDO
   (Improvement Auth. Pooled Govt. Loan Program)                        3.60%   12/3/1997 LOC         50,000           50,000
Montgomery Township NJ BAN                                              4.00%  12/12/1997              2,320            2,320
Montgomery Township NJ BAN                                              4.00%   2/12/1998             10,235           10,237

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                   MATURITY               AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON          DATE                (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Montgomery Township NJ BAN                                             4.125%     7/14/1998            $   2,095    $   2,099
Montvale Borough NJ BAN                                                 4.25%     5/15/1998                3,232        3,235
Morristown NJ BAN                                                       4.25%      9/4/1998                6,000        6,016
Morris County NJ General Improvement GO                                 4.50%     8/15/1998                2,190        2,200
Morris County NJ GO (County College)                                    4.50%     8/15/1998                  840          844
Mount Olive Township NJ BAN                                            4.125%    10/15/1998                5,624        5,639
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)          3.55%    12/16/1997 LOC           29,100       29,100
New Jersey Econ. Dev. Auth. CP (Logan Project)                          3.70%     12/3/1997 LOC            2,000        2,000
New Jersey Econ. Dev. Auth. CP (Logan Project)                          3.55%     12/4/1997 LOC            5,300        5,300
New Jersey Econ. Dev. Auth. CP (Logan Project)                          3.70%     2/20/1998 LOC            9,200        9,200
New Jersey Econ. Dev. Auth. CP (Logan Project)                          3.65%     12/1/1997 LOC           10,000       10,000
New Jersey Econ. Dev. Auth. CP (Logan Project)                          3.75%     1/22/1998 LOC           10,000       10,000
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                 4.80%      7/1/1998 (1)            5,985        6,019
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)                    3.40%     12/2/1997               12,500       12,500
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                  3.65%     12/3/1997 (1)           29,220       29,220
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                  4.00%     12/3/1997 (1)            1,000        1,000
New Jersey Econ. Dev. Auth. VRDO (Lawrence School Project)              3.65%     12/4/1997               17,000       17,000
New Jersey Econ. Dev. Auth. VRDO (NJ Natural Gas Project)               3.65%     12/2/1997 (2)           11,000       11,000
New Jersey Econ. Dev. Auth. VRDO (NJ Natural Gas Project)               3.80%     12/2/1997 (2)           15,600       15,600
New Jersey Econ. Dev. Auth. VRDO (Toys R Us)                            3.55%     12/2/1997 LOC            4,900        4,900
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                    3.70%     12/3/1997 (2)           16,600       16,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                    3.75%     12/3/1997 (2)           13,600       13,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (NJ American Water Co. Project)                                      3.95%     12/3/1997 (2)           20,000       20,000
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
   (NJ American Water Co. Project)                                      4.05%     12/4/1997 (3)            4,850        4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)          3.55%     12/2/1997 (2)            5,300        5,300
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)          3.65%     12/2/1997 (2)           38,700       38,700
New Jersey Education Fac. Auth Rev. (Princeton Univ.)                   3.90%      7/1/1998                1,695        1,696
New Jersey GO                                                           5.00%     7/15/1998                3,590        3,616
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Asset Pooled Program)                                 3.70%     12/4/1997 LOC           49,900       49,900
New Jersey Sports & Exposition Auth. VRDO                               3.70%     12/4/1997 (1)           41,660       41,660
New Jersey TRAN CP                                                      3.70%     2/25/1998               10,000       10,000
New Jersey TRAN CP                                                      3.75%    12/11/1997                5,000        5,000
New Jersey TRAN CP                                                      3.75%     1/21/1998               10,000       10,000
New Jersey TRAN CP                                                      3.75%     1/26/1998                7,000        7,000
New Jersey TRAN CP                                                      3.80%     1/22/1998               10,000       10,000
New Jersey Transp. Trust Fund                                           5.50%     6/15/1998                1,400        1,412
New Jersey Turnpike Auth. VRDO                                          3.70%     12/3/1997 (3) LOC       97,800       97,800
Nutley Township NJ BAN                                                  4.00%     7/31/1998                1,750        1,752
Ocean County NJ BAN                                                     4.25%     6/19/1998               10,000       10,028
Passaic County NJ Util. Auth.                                           3.90%      8/4/1998                1,800        1,800
Passaic Valley NJ Sewer Comm.                                           7.10%     12/1/1997 (2)(Prere.)    2,595        2,647
Pequannock Township NJ BAN                                              4.25%     12/4/1998 ++             4,285        4,305
Piscataway Township NJ BAN                                              4.25%     4/24/1998                7,250        7,262
Port Auth. of New York & New Jersey CP                                  3.70%     12/1/1997               11,790       11,790
Port Auth. of New York & New Jersey CP                                  3.70%    12/18/1997                4,375        4,375
Port Auth. of New York & New Jersey CP                                  3.70%     1/14/1998                3,590        3,590
Port Auth. of New York & New Jersey CP                                  3.75%    12/11/1997                5,080        5,080
Port Auth. of New York & New Jersey CP                                  3.75%     2/17/1998               22,445       22,445
Princeton Township NJ BAN                                               4.25%     8/14/1998                7,830        7,857
Rockaway Township NJ BAN                                                4.25%     7/28/1998                7,331        7,350
Salem County NJ PCR CP (PECO Project)                                   3.70%     12/3/1997 LOC            5,000        5,000
Salem County NJ PCR CP (PECO Project)                                   3.70%     2/20/1998 LOC            3,400        3,400
Salem County NJ PCR CP (PECO Project)                                   3.75%     1/22/1998 LOC            6,600        6,600
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                   3.70%     12/3/1997 (1)            5,500        5,500

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
                                                                       COUPON        DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                   3.80%   12/3/1997               $  1,000      $ 1,000
Salem County NJ PCR VRDO (Public Service Electric & Gas Co.)            4.10%   12/3/1997 (1)              6,500        6,500
Sayreville NJ BAN                                                       4.00%   1/16/1998                  5,000        5,001
South Brunswick Township NJ BAN                                        4.125%   10/8/1998                  3,925        3,935
Southeast Morris County Muni. Util. Auth. RAN                           4.25%   1/13/1998                  4,000        4,002
Union County NJ PCR VRDO (Exxon Project)                                3.60%   12/2/1997                 31,900       31,900
Upper Saddle River NJ BAN                                               4.25%   7/24/1998                  1,986        1,992
Washington Township NJ BAN                                              4.00%  12/12/1997                  4,280        4,280
Watchung NJ BAN                                                         4.25%   5/15/1998                  6,745        6,754
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                        3.80%   12/3/1997 LOC             49,050       49,050
Puerto Rico Highway & Transp. Auth. VRDO                                3.65%   12/3/1997 LOC              7,300        7,300
Puerto Rico Industrial Medical & Environmental Fac. Auth. PCR PUT
   (Abbott Laboratories Project)                                        3.75%    3/1/1998                  6,250        6,250
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,009,724)                                                                                                1,009,724
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   13,588
Liabilities                                                                                                            (7,025)
                                                                                                                  ------------
                                                                                                                        6,563
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,016,301,360 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                         $1,016,287
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $1.00
==============================================================================================================================

*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 19.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,016,317       $1.00
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses--Note E                                                                 (30)         --
 Unrealized Appreciation                                                                                  --          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,016,287       $1.00
==========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE       MARKET
                                                                                 MATURITY              AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON        DATE               (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (82.4%)
Atlantic City NJ Board of Educ. GO                                      6.00%   12/1/2012 (4)        $  4,600     $  5,113
Atlantic City NJ Board of Educ. GO                                      6.10%   12/1/2015 (4)           2,000        2,244
Atlantic County NJ COP                                                  6.00%    3/1/2014 (3)           3,685        4,074
Atlantic County NJ COP                                                  6.00%    3/1/2015 (3)           1,480        1,639
Atlantic County NJ COP                                                  7.30%    3/1/2005 (3)           2,000        2,341
Atlantic County NJ COP                                                  7.30%    3/1/2006 (3)           1,800        2,133
Atlantic County NJ COP                                                  7.40%    3/1/2010 (3)           1,755        2,167
Atlantic County NJ COP                                                  7.40%    3/1/2011 (3)           4,025        5,002
Atlantic County NJ Util. Auth. Sewer Rev.                               5.85%   1/15/2015 (2)           3,000        3,145
Bayshore NJ Regional Sewer Auth.                                        5.40%    5/1/2012 (1)             500          512
Bergen County NJ Util. Auth.                                            6.20%   6/15/2005 (3)           5,665        6,276
Bergen County NJ Util. Auth. Water PCR                                  5.50%  12/15/2015 (3)          15,750       15,977
Bergen County NJ Util. Auth. Water PCR                                  5.75%  12/15/2005 (3)           2,000        2,170
Brick Township NJ Muni. Util. Auth.                                     5.00%   12/1/2016 (3)           5,700        5,584
Camden County NJ Muni. Util. Auth. Sewer Rev.                           0.00%    9/1/2004 (3)           8,345        6,040
Camden County NJ Muni. Util. Auth. Sewer Rev.                           0.00%    9/1/2005 (3)          18,545       12,700
Camden County NJ Muni. Util. Auth. Sewer Rev.                           0.00%    9/1/2006 (3)          18,545       11,992
Camden County NJ Muni. Util. Auth. Sewer Rev.                           8.25%   12/1/1997 (3)(Prere.)     515          526
Camden County NJ Muni. Util. Auth. Sewer Rev.                           8.25%   12/1/2017 (3)             335          342
Cape May County NJ IDA (Atlantic City Electric)                         6.80%    3/1/2021 (1)          15,400       18,777
Cape May County NJ Muni. Util. Auth.                                    5.75%    1/1/2016 (1)          14,975       15,467
Delaware River Port Auth. PA & NJ                                       5.40%    1/1/2013 (3)           9,000        9,223
Delaware River Port Auth. PA & NJ                                       5.50%    1/1/2026 (3)          35,600       36,038
Delaware River Port Auth. PA & NJ                                       6.50%    1/1/2009 (2)           3,500        3,583
Delaware River Port Auth. PA & NJ                                      7.375%    1/1/2007 (2)           9,500       10,005
Elizabeth City NJ Fiscal Year Adjustment Bonds                          6.60%    8/1/2006 (1)           8,750        9,586
Elizabeth City NJ GO                                                    6.10%   8/15/2007 (2)           5,000        5,504
Elizabeth City NJ GO                                                    6.25%   8/15/2008 (2)           2,100        2,334
Essex County NJ Improvement Auth. Lease Rev. GO                         5.35%   12/1/2024 (2)           5,000        4,979
Essex County NJ Improvement Auth. Lease Rev. GO                         5.50%   12/1/2008 (2)           2,560        2,692
Essex County NJ Improvement Auth. Lease Rev. GO                         5.50%   12/1/2013 (2)           7,500        7,725
Essex County NJ Improvement Auth. Lease Rev. GO                         7.00%   12/1/2004 (2)(Prere.)   9,525       11,120
Essex County NJ Util. Auth.                                             5.60%    4/1/2016 (4)           2,200        2,275
Evesham NJ Muni. Util. Auth.                                            7.00%    7/1/2010 (1)           1,700        1,811
Evesham NJ Muni. Util. Auth.                                            7.00%    7/1/2015 (1)             450          479
Gloucester County NJ Util. Auth. Sewer Rev.                             5.40%    1/1/2016 (1)           3,410        3,454
Gloucester Township NJ GO                                               5.75%   7/15/2010 (2)           2,880        3,131
Gloucester Township NJ Muni. Util. Auth.                                5.65%    3/1/2018 (2)           2,755        2,939
Hamilton Township NJ Muni. Util. Auth.                                  6.00%   8/15/2017 (3)           1,000        1,066
Hoboken-Union City-Weehawken NJ Sewer Auth.                             0.00%    8/1/2003 (1)           3,800        2,970
Hoboken-Union City-Weehawken NJ Sewer Auth.                             0.00%    8/1/2004 (1)           3,750        2,797
Hoboken-Union City-Weehawken NJ Sewer Auth.                             0.00%    8/1/2005 (1)           3,805        2,696
Hoboken-Union City-Weehawken NJ Sewer Auth.                             0.00%    8/1/2006 (1)           2,000        1,343
Hoboken-Union City-Weehawken NJ Sewer Auth.                             6.25%    8/1/2013 (1)+          9,590       10,915
Hudson County NJ Correctional Fac. COP                                  6.30%    6/1/2004 (1)           1,720        1,865
Hudson County NJ Correctional Fac. COP                                  6.30%   12/1/2004 (1)           1,770        1,920
Hudson County NJ Correctional Fac. COP                                  6.50%   12/1/2011 (1)           9,000        9,761
Hudson County NJ General Improvement GO                                 6.55%    7/1/2004 (3)           1,300        1,459
Hudson County NJ General Improvement GO                                 6.55%    7/1/2005 (3)           1,290        1,462
Hudson County NJ General Improvement GO                                 6.55%    7/1/2006 (3)             700          800
Hudson County NJ General Improvement GO                                 6.55%    7/1/2007 (3)           1,300        1,493
Hudson County NJ General Improvement GO                                 6.55%    7/1/2009 (3)             635          737
Hudson County NJ Improvement Auth. Lease                                6.00%   12/1/2012 (3)           6,525        6,915
Irvington Township NJ GO                                                0.00%    8/1/2007 (1)           1,000          640
Irvington Township NJ GO                                                0.00%    8/1/2009 (1)           2,580        1,471
Irvington Township NJ GO                                                0.00%    8/1/2010 (1)           2,080        1,116
Middlesex County NJ Util. Auth. Sewer Rev.                              5.25%   3/15/2010 (2)           2,740        2,803
Middlesex County NJ Util. Auth. Sewer Rev.                              5.25%   9/15/2010 (2)           1,790        1,831
Middlesex County NJ Util. Auth. Sewer Rev.                             5.375%   9/15/2015 (2)           3,775        3,839
Middlesex County NJ Util. Auth. Sewer Rev.                              6.50%   3/15/2001 (3)(Prere.)   6,300        6,853

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE       MARKET
                                                                                 MATURITY              AMOUNT       VALUE*
                                                                       COUPON        DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
Monmouth County NJ Improvement Auth.                                    5.40%   12/1/2012 (1)        $  2,505      $ 2,590
Mount Laurel Township NJ Muni. Util. Auth.                              6.00%    7/1/2015 (1)           4,250        4,459
New Brunswick NJ Housing & Urban Dev.                                   5.75%    7/1/2024 (1)          13,640       14,046
New Brunswick NJ Housing & Urban Dev.                                   6.00%    7/1/2012 (1)           6,000        6,350
New Jersey Econ. Dev. Auth. (Market Transition)                         5.80%    7/1/2007 (1)           1,000        1,079
New Jersey Econ. Dev. Auth. (Market Transition)                         5.80%    7/1/2009 (1)           7,250        7,708
New Jersey Econ. Dev. Auth. (Market Transition)                        5.875%    7/1/2011 (1)          23,175       24,659
New Jersey Econ. Dev. Auth. (Market Transition)                         7.00%    7/1/2004 (1)           1,745        1,993
New Jersey Econ. Dev. Auth. Capital Appreciation
   (Hillcrest Health Service)                                           0.00%    1/1/2012 (2)           2,500        1,226
New Jersey Econ. Dev. Auth. Capital Appreciation
   (Hillcrest Health Service)                                           0.00%    1/1/2013 (2)           3,000        1,389
New Jersey Econ. Dev. Auth. Capital Appreciation
   (St. Barnabas Project)                                               0.00%    7/1/2011 (1)           4,650        2,355
New Jersey Econ. Dev. Auth. Capital Appreciation
   (St. Barnabas Project)                                               0.00%    7/1/2012 (1)           4,550        2,176
New Jersey Econ. Dev. Auth. Capital Appreciation
   (St. Barnabas Project)                                               0.00%    7/1/2013 (1)           4,500        2,030
New Jersey Econ. Dev. Auth. Capital Appreciation
   (St. Barnabas Project)                                               0.00%    7/1/2014 (1)           4,210        1,802
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO (United Water Co.)     3.55%   12/2/1997 (2)             700          700
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO (United Water Co.)     3.65%   12/2/1997 (2)           5,900        5,900
New Jersey Educ. Fac. Auth. (Higher Educ. Trust Fund)                  5.125%    9/1/2008 (2)          14,795       15,211
New Jersey Educ. Fac. Auth. (Kean College)                              6.60%    7/1/2021 (1)           3,700        4,024
New Jersey Educ. Fac. Auth. (NJ Institute of Technology)                6.00%    7/1/2024 (1)           1,500        1,598
New Jersey Educ. Fac. Auth. (Rider College)                             6.20%    7/1/2017 (2)           4,000        4,318
New Jersey Educ. Fac. Auth. (Seton Hall Univ.)                          5.60%    7/1/2016 (1)           1,765        1,821
New Jersey Educ. Fac. Auth. (Seton Hall Univ.)                         5.625%    7/1/2019 (1)           3,625        3,722
New Jersey Educ. Fac. Auth. (Trenton State College)                     6.00%    7/1/2012 (2)           3,005        3,180
New Jersey Health Care Fac. Auth. (Burdette Tomlin Memorial Hosp.)      6.50%    7/1/2012 (3)           1,500        1,621
New Jersey Health Care Fac. Auth. (Community Medical Center)            7.00%    7/1/2020 (1)           2,850        3,073
New Jersey Health Care Fac. Auth. (Helene Fuld Medical Center)          6.60%    7/1/2021 (2)           4,080        4,409
New Jersey Health Care Fac. Auth. (Holy Name Hosp.)                     5.25%    7/1/2020 (2)           4,100        4,073
New Jersey Health Care Fac. Auth. (Memorial Health Alliance)            6.25%    7/1/2010 (3)           8,000        8,358
New Jersey Health Care Fac. Auth. (Mercer Medical Center)               6.50%    7/1/2010 (1)           6,000        6,485
New Jersey Health Care Fac. Auth. (Mountainside Hosp.)                  5.35%    7/1/2007 (1)           3,215        3,355
New Jersey Health Care Fac. Auth. (Muhlenberg Medical Center)           8.00%    7/1/2018 (2)             750          781
New Jersey Health Care Fac. Auth.
   (Newark Beth Israel Medical Center)                                  6.00%    7/1/2016 (4)           8,500        9,020
New Jersey Health Care Fac. Auth. (Riverview Medical Center)            6.25%    7/1/2010 (2)           2,935        3,307
New Jersey Health Care Fac. Auth. (Shore Medical Center)                6.20%    7/1/2013 (2)           3,130        3,384
New Jersey Health Care Fac. Auth. (Shore Medical Center)                6.20%    7/1/2014 (2)           3,075        3,314
New Jersey Health Care Fac. Auth. (Shore Medical Center)                6.25%    7/1/2016 (2)           2,000        2,157
New Jersey Health Care Fac. Auth. (Society of the Valley Hosp.)        6.625%    7/1/2010 (1)           2,750        2,894
New Jersey Health Care Fac. Auth.
   (St. Clare's Riverside Medical Center)                               5.75%    7/1/2014 (1)           8,500        8,844
New Jersey Health Care Fac. Auth. (West Jersey Health System)           6.00%    7/1/2009 (1)           5,175        5,511
New Jersey Housing & Mortgage Finance Auth.                            7.875%   10/1/2017 (1)             450          464
New Jersey Transp. Trust Fund                                           5.50%   6/15/2011 (1)           5,000        5,203
New Jersey Transp. Trust Fund                                           5.50%   6/15/2013 (1)           3,000        3,094
New Jersey Transp. Trust Fund                                           6.00%   6/15/2011 (1)          31,280       34,247
New Jersey Turnpike Auth.                                               6.50%    1/1/2013 (1)          20,000       23,221
New Jersey Turnpike Auth. VRDO                                          3.70%   12/3/1997 (3) LOC      41,300       41,300
Newark NJ General Improvement                                           5.30%   10/1/2006 (2)           1,710        1,797
Newark NJ General Improvement                                           5.40%   10/1/2007 (2)           1,685        1,780
Newark NJ General Improvement                                           5.50%   10/1/2008 (2)           1,660        1,770
Newark NJ Water Util.                                                   5.30%   10/1/2006 (2)           2,625        2,759
North Bergen Township NJ GO                                             8.00%   8/15/2006 (4)           1,885        2,344
North Brunswick Township NJ Board of Educ.                              5.50%    2/1/2007 (3)           1,125        1,196
North Brunswick Township NJ Board of Educ.                              5.50%    2/1/2008 (3)           1,915        2,030
North Brunswick Township NJ Board of Educ.                              5.50%    2/1/2009 (3)           2,030        2,136
North Brunswick Township NJ Board of Educ.                              6.25%    2/1/2006 (3)           1,015        1,132

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                 MATURITY               AMOUNT     VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON        DATE                (000)      (000)
--------------------------------------------------------------------------------------------------------------------------
North Hudson NJ Sewer Auth.                                             4.60%    8/1/2001 (3)         $ 2,050    $ 2,079
North Hudson NJ Sewer Auth.                                            5.125%    8/1/2008 (3)           2,000      2,059
North Hudson NJ Sewer Auth.                                            5.125%    8/1/2022 (3)          12,200     12,023
North Hudson NJ Sewer Auth.                                             5.25%    8/1/2016 (3)          14,360     14,441
North Jersey Water Dist. (Wanaque South Project)                        6.00%    7/1/2012 (1)          10,125     10,790
Ocean County NJ Util. Auth. Waste Water Rev.                            5.00%    1/1/2014 (3)           2,000      1,972
Ocean County NJ Util. Auth. Waste Water Rev.                            6.60%    1/1/2018 (3)           4,000      4,281
Ocean County NJ Util. Auth. Waste Water Rev.                            6.60%    1/1/2018 (3)(ETM)      2,500      2,877
Ocean Township NJ Muni. Util. Auth.                                     6.00%    8/1/2017 (1)           3,975      4,410
Old Bridge Township NJ Muni. Util. Auth.                                6.25%   11/1/2016 (3)           1,400      1,524
Old Bridge Township NJ Muni. Util. Auth.                                6.40%   11/1/2009 (3)           3,000      3,290
Passaic Valley NJ Sewer Comm.                                           5.75%   12/1/2008 (2)           4,450      4,702
Passaic Valley NJ Sewer Comm.                                           5.75%   12/1/2013 (2)           4,000      4,147
Plainfield NJ GO                                                        6.25%   7/15/2007 (2)           6,930      7,547
South Brunswick Township NJ Board of Educ.                              5.25%    8/1/2020 (3)           3,535      3,521
South Brunswick Township NJ Board of Educ.                              5.25%    8/1/2022 (3)           4,630      4,611
South Brunswick Township NJ Board of Educ.                              5.50%    8/1/2024 (3)           2,500      2,530
South Brunswick Township NJ Board of Educ.                              6.40%    8/1/2005 (3)(Prere.)   2,205      2,476
South Brunswick Township NJ Board of Educ.                              6.40%    8/1/2005 (3)(Prere.)   2,315      2,599
South Jersey Transp. Auth.                                              5.90%   11/1/2006 (1)           3,435      3,696
South Jersey Transp. Auth.                                              5.90%   11/1/2007 (1)           2,545      2,728
South Jersey Transp. Auth.                                              6.00%   11/1/2012 (1)           5,250      5,570
Stafford NJ Muni. Util. Auth.                                           5.50%    6/1/2011 (3)           3,100      3,292
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                     5.75%   12/1/2009 (1)          19,820     20,869
Sussex County NJ Muni. Util. Auth. Waste Water                          5.25%   12/1/2008 (1)           1,150      1,187
Union County NJ (Plainfield Board of Educ.)                             5.80%    8/1/2020 (3)           4,000      4,188
Union County NJ (Plainfield Board of Educ.)                             6.25%    8/1/2005 (3)             695        773
Union County NJ (Plainfield Board of Educ.)                             6.25%    8/1/2006 (3)             740        828
Union County NJ (Plainfield Board of Educ.)                             6.25%    8/1/2007 (3)             785        881
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth.                                        6.50%    7/1/2006 (1)          11,820     13,489
Puerto Rico Infrastructure Fin. Auth Special Tax                        5.00%    7/1/2021 (2)++         4,500      4,390
Puerto Rico Public Building Auth.                                       0.00%    7/1/2002 (3)           4,000      3,314
                                                                                                               ----------
                                                                                                                 774,330
                                                                                                               ----------
SECONDARY MARKET INSURED (8.2%)
Atlantic County NJ Util. Auth. Sewer Rev.                              6.875%    1/1/2012 (2)(ETM)      3,000      3,401
New Jersey Highway Auth. (Garden State Parkway)                         6.00%    1/1/2016 (2)           5,000      5,218
New Jersey Highway Auth. (Garden State Parkway)                         6.20%    1/1/2010 (2)          20,000     22,506
New Jersey Sports & Exposition Auth.                                    6.50%    3/1/2013 (1)          10,000     11,622
New Jersey Turnpike Auth.                                               6.50%    1/1/2016 (1)          18,250     21,256
Port Auth. of New York & New Jersey                                    5.375%   7/15/2022 (3)           5,000      4,996
Port Auth. of New York & New Jersey                                    6.875%    1/1/2025 (2)           3,200      3,394
Univ. of Medicine & Dentistry NJ                                        6.50%   12/1/2012 (1)           4,000      4,665
                                                                                                               ----------
                                                                                                                  77,058
                                                                                                               ----------
NONINSURED (8.6%)
Burlington County NJ BAN                                                4.00%   3/12/1998               1,956      1,958
Burlington County NJ Bridge Comm.                                       5.30%   10/1/2013               9,500      9,701
Cherry Hill Township NJ GO                                              6.30%    6/1/2012               3,745      4,043
Mercer County NJ Improvement Auth.                                     5.375%   9/15/2012              11,120     11,417
Mercer County NJ Improvement Auth.                                      5.75%  12/15/2007               1,110      1,208
Mercer County NJ Improvement Auth.                                      5.75%  12/15/2008               1,165      1,274
Mercer County NJ Improvement Auth.                                      5.95%  12/15/2012               4,895      5,415
Mercer County NJ Improvement Auth.                                      6.00%   12/1/2014               1,000      1,063
Monmouth County NJ Improvement Auth. GO
    (Capital Equipment Pooled Leases)                                   5.25%   10/1/1998               1,410      1,427
Monmouth County NJ Improvement Auth. GO (Correctional Fac.)             6.40%    8/1/2001 (Prere.)      1,850      2,018
New Jersey Environmental  Infrastructure Trust Waste Water Rev.         5.00%    9/1/2006               1,735      1,793
New Jersey Environmental  Infrastructure Trust Waste Water Rev.         5.00%    9/1/2008               1,930      1,972
New Jersey Environmental  Infrastructure Trust Waste Water Rev.         5.00%    9/1/2009               1,955      1,981
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Assets Pooled Program)                                3.70%   12/4/1997 LOC             200        200
Ocean County NJ Util. Auth. Waste Water Rev.                            6.00%    1/1/2006               5,735      6,292

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
                                                                       COUPON        DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Ocean County NJ Util. Auth. Waste Water Rev.                            6.30%    1/1/2013            $2,215       $2,406
Ocean County NJ Util. Auth. Waste Water Rev.                            6.35%    1/1/2014             2,360        2,563
Ocean County NJ Util. Auth. Waste Water Rev.                            6.35%    1/1/2015             2,515        2,721
Port Auth. of New York & New Jersey VRDO                                3.85%   12/2/1997             1,200        1,200
Rahway NJ BAN                                                           4.12%   6/26/1998             2,424        2,426
Randolph Township NJ BAN                                                4.25%    9/4/1998             2,737        2,743
Rutgers State Univ. NJ                                                  6.40%    5/1/2013             3,000        3,451
Rutgers State Univ. NJ                                                  7.90%    5/1/1998 (Prere.)    1,140        1,182
Rutgers State Univ. NJ                                                  8.00%    5/1/1998 (Prere.)    1,250        1,297
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                        3.80%   12/3/1997 LOC         9,200        9,200
                                                                                                                ---------
                                                                                                                  80,951
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $869,098)                                                                                               932,339
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              19,275
Liabilities                                                                                                      (11,349)
                                                                                                                ---------
                                                                                                                   7,926
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 80,244,545 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                      $940,265
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $11.72
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $2,390,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see below.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT          PER
                                                                                                      (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                   $878,361       $10.95
 Undistributed Net Investment Income                                                                     --           --
 Overdistributed Net Realized Gains--Note E                                                          (1,297)        (.02)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                             63,241          .79
   Futures Contracts                                                                                    (40)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        $940,265       $11.72
==========================================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

++Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of November 30, 1997.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 MONEY           INSURED
                                                                                                MARKET         LONG-TERM
                                                                                             PORTFOLIO         PORTFOLIO
                                                                                          -------------------------------
                                                                                            YEAR ENDED NOVEMBER 30, 1997
                                                                                          -------------------------------
                                                                                                (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                  $33,679           $47,851
                                                                                          ------------------------------
        Total Income                                                                           33,679            47,851
                                                                                          ------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                              144               130
        Management and Administrative                                                           1,401             1,179
        Marketing and Distribution                                                                312               197
    Custodian Fees                                                                                 19                14
    Auditing Fees                                                                                   7                 7
    Shareholders' Reports                                                                          13                13
    Annual Meeting and Proxy Costs                                                                  4                 4
    Trustees' Fees and Expenses                                                                     2                 2
                                                                                          ------------------------------
        Total Expenses                                                                          1,902             1,546
        Expenses Paid Indirectly--Note C                                                          (19)              (14)
                                                                                          ------------------------------
        Net Expenses                                                                            1,883             1,532
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          31,796            46,319
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                     22             1,905
    Futures Contracts                                                                              --            (2,518)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                           22              (613)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                          --             9,311
    Futures Contracts                                                                              --               (40)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION (DEPRECIATION)                                                  --             9,271
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $31,818           $54,977
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------------
                                                                   MONEY MARKET                          INSURED LONG-TERM
                                                                    PORTFOLIO                                 PORTFOLIO
                                                         ---------------------------------        -----------------------------
                                                                                  YEAR ENDED NOVEMBER 30,
                                                         ----------------------------------------------------------------------
                                                                  1997               1996               1997              1996
                                                                 (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                   $   31,796           $ 28,089           $ 46,319          $ 43,196
    Realized Net Gain (Loss)                                        22                 --               (613)            2,070
    Change in Unrealized Appreciation (Depreciation)                --                 --              9,271            (6,387)
                                                          ---------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                           31,818             28,089             54,977            38,879
                                                          ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                      (31,796)           (28,089)           (46,319)          (43,196)
    Realized Capital Gain                                           --                 --             (2,334)           (3,940)
                                                          ---------------------------------------------------------------------
        Total Distributions                                    (31,796)           (28,089)           (48,653)          (47,136)
                                                          ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                     888,898            780,375            209,139           174,160
    Issued in Lieu of Cash Distributions                        30,361             26,843             37,374            36,637
    Redeemed                                                  (820,876)          (748,471)          (161,566)         (149,600)
                                                          ---------------------------------------------------------------------
        Net Increase from Capital Share Transactions            98,383             58,747             84,947            61,197
-------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                              98,405             58,747             91,271            52,940
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                          917,882            859,135            848,994           796,054
                                                          ---------------------------------------------------------------------
    End of Year                                             $1,016,287           $917,882           $940,265          $848,994
===============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                     888,898            780,375             18,101            15,151
    Issued in Lieu of Cash Distributions                        30,361             26,843              3,232             3,178
    Redeemed                                                  (820,876)          (748,471)           (13,996)          (13,024)
                                                          ---------------------------------------------------------------------
        Net Increase in Shares Outstanding                      98,383             58,747              7,337             5,305
===============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                              -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .033         .032         .035         .025         .023
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                              -----------------------------------------------------------
        Total from Investment Operations                        .033         .032         .035         .025         .023
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.033)       (.032)       (.035)       (.025)       (.023)
    Distributions from Realized Capital Gains                     --           --           --           --           --
                                                              -----------------------------------------------------------
        Total Distributions                                    (.033)       (.032)       (.035)       (.025)       (.023)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================

TOTAL RETURN                                                   3.32%        3.22%        3.60%        2.49%        2.31%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,016         $918         $859         $792        $724
    Ratio of Total Expenses to Average Net Assets              0.20%        0.20%        0.21%        0.21%        0.20%
    Ratio of Net Investment Income to Average Net Assets       3.27%        3.17%        3.53%        2.46%        2.29%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                             ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997        1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.64       $11.78       $10.40       $11.77       $11.18
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .608         .616         .623         .622         .637
    Net Realized and Unrealized Gain (Loss) on Investments      .112        (.082)       1.380       (1.307)        .725
                                                             ------------------------------------------------------------
        Total from Investment Operations                        .720         .534        2.003        (.685)       1.362
                                                             ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.608)       (.616)       (.623)       (.622)       (.637)
    Distributions from Realized Capital Gains                  (.032)       (.058)          --        (.063)       (.135)
                                                             ------------------------------------------------------------
        Total Distributions                                    (.640)       (.674)       (.623)       (.685)       (.772)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.72       $11.64       $11.78       $10.40       $11.77
=========================================================================================================================

TOTAL RETURN                                                   6.40%        4.75%       19.66%       -6.10%       12.53%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $940         $849         $796         $645         $748
    Ratio of Total Expenses to Average Net Assets              0.18%        0.20%        0.21%        0.21%        0.20%
    Ratio of Net Investment Income to Average Net Assets       5.26%        5.35%        5.50%        5.53%        5.47%
    Portfolio Turnover Rate                                      13%          11%           7%          13%          12%
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

      2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1997, the Fund had contributed capital aggregating $131,000 to Vanguard (included in Other Assets), representing 0.7% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1997, custodian fee offset arrangements reduced expenses of the Money Market and Insured Long-Term Portfolios by $19,000 and $14,000, respectively.

D. During the year ended November 30, 1997, the Insured Long-Term Portfolio purchased $159,216,000 of investment securities and sold $107,695,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at November 30, 1997, or capital losses available to offset future capital gains:

---------------------------------------------------------------------------------------------------
                                                                       CAPITAL LOSS
                                                          -----------------------------------------
                                     CAPITAL GAINS                                 EXPIRATION
                                     AVAILABLE FOR                               FISCAL YEAR(S)
                                     DISTRIBUTION              AMOUNT                ENDING
PORTFOLIO                                (000)                  (000)              NOVEMBER 30
---------------------------------------------------------------------------------------------------
Money Market                                --                 $(30)                2002-2004
Insured Long-Term                         $899                   --                        --
---------------------------------------------------------------------------------------------------

F. At November 30, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $63,241,000, consisting of unrealized gains of $63,259,000 on securities that had risen in value since their purchase and $18,000 on securities that had fallen in value since their purchase.

      At November 30, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized depreciation were:

-----------------------------------------------------------------------------------------------
                                                                            (000)
-----------------------------------------------------------------------------------------------
                                                              AGGREGATE
                                       NUMBER OF             SETTLEMENT            UNREALIZED
PORTFOLIO/FUTURES CONTRACTS         SHORT CONTRACTS             VALUE             DEPRECIATION
-----------------------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                      155                  $18,450                $(40)
-----------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Trustees of
Vanguard New Jersey Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio and Insured Long-Term Portfolio (constituting Vanguard New Jersey Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998

 SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD NEW JERSEY TAX-FREE FUND

    This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

    The Fund designates $899,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1997. All of the capital gain dividends are designated as a 20% rate gain distribution.

    Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS


JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
          Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                     trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS


STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
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Horizon Fund
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Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Small Capitalization Stock
    Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
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    Portfolio
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STAR Portfolio
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Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
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    Portfolio
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  Short-Term Bond Portfolio
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    Portfolio
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    Treasury Portfolio
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    Portfolio
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    Portfolio
  Short-Term Corporate
    Portfolio
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    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
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Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
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    Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)

Q140-11/97

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

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FUND INFORMATION
1-800-662-7447

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